SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2006

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

Registrant’s telephone number, including area code: (203) 299-8000
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 23, 2006, priceline.com issued a press release announcing an updated make whole premium for its offer to exchange its 1.00% Convertible Senior Notes, and an increased exchange fee for its offer to exchange its 2.25% Convertible Senior Notes.

Item 9.01                 Financial Statements and Exhibits

(d) Exhibits

99.1

Press release issued by priceline.com Incorporated on October 23, 2006 announcing an updated make whole premium for its offer to exchange its 1.00% Convertible Senior Notes, and an increased exchange fee for its offer to exchange its 2.25% Convertible Senior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Robert J. Mylod, Jr.
Name: Robert J. Mylod, Jr.
Title: Chief Financial Officer

Date:  October 25, 2006

EXHIBIT INDEX

Exhibits
99.1

Press release issued by priceline.com Incorporated on October 23, 2006 announcing an updated make whole premium for its offer to exchange its 1.00% Convertible Senior Notes, and an increased exchange fee for its offer to exchange its 2.25% Convertible Senior Notes.